Summary Of Significant Accounting Policies	12 Months Ended
Dec. 31, 2012
Accounting Policies [Abstract]
Summary of Significant Accounting Policies [Text Block]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Principles of Consolidation
The accompanying consolidated financial statements include the accounts of Outerwall Inc., our wholly-owned subsidiaries, and companies in which we have a controlling interest. Investments in companies of which we may have significant influence, but not a controlling interest, are accounted for using the equity method of accounting. All significant intercompany balances and transactions have been eliminated in consolidation.
Use of Estimates in Financial Reporting
We prepare our financial statements in conformity with accounting principles generally accepted in the U.S. which requires management to make estimates and assumptions that affect the reported amounts in our consolidated financial statements and our notes thereto. The most significant estimates and assumptions include the:

•	useful lives and salvage values of our content library;

•	determination of goodwill impairment;

•	lives and recoverability of equipment and other long-lived assets;

•	recognition and measurement of current and long-term deferred income taxes (including the measurement of uncertain tax positions);

•	recognition and measurement of purchase price allocation for business combination; and

•	loss contingencies.
It is reasonably possible that the estimates we make may change in the future and could have a material effect on our financial statements.
Cash and Cash Equivalents
We consider all highly liquid investments with an original maturity of three months or less to be cash equivalents. Our cash equivalents were $60.4 million and $45.4 million at December 31, 2012 and December 31, 2011, respectively, consisting of money market demand accounts and investment grade fixed income securities such as money market funds, certificate of deposits, and commercial paper. Our cash balances with financial institutions may exceed the deposit insurance limits.
Included in our cash and cash equivalents at December 31, 2012 and December 31, 2011 were $91.8 million and $82.0 million, respectively that we identified for settling our accrued payable to our retailer partners in relation to our Coin kiosks.
Accounts Receivable
Accounts receivable represents receivables, net of allowances for doubtful accounts. The allowance for doubtful accounts reflects our best estimate of probable losses inherent in the accounts receivable balance. We determine the allowance based on historical experience and other currently available information. When a specific account is deemed uncollectible, the account is written off against the allowance. Certain information regarding our allowance for doubtful accounts was as follows (in thousands):

	Year Ended December 31,
Dollars in thousands	2012	2011	2010
Amount expensed for uncollectible accounts	$417	$455	$272
Amount charged against the allowance	$—	$—	$—

Content Library
Our content library consists of movies and video games available for rent or purchase. We obtain our movie and video game content through revenue sharing agreements and license agreements with studios and game publishers, as well as through distributors and other suppliers. The content purchases are capitalized and amortized to their estimated salvage value as a component of direct operating expenses over the usage period. The cost of content mainly includes the cost of the movies and video games, labor, overhead, freight, and studio revenue sharing expenses. Content salvage values are estimated based on the amounts that we have historically recovered on disposal. For purchased content that we expect to be sold at the end of its useful life, an estimated salvage value is provided. For licensed content that we do not expect to sell, no salvage value is provided. The useful lives and salvage value of our content library are periodically reviewed and evaluated. The amortization charges are recorded on an accelerated basis, reflecting higher rentals of movies and video games in the first few weeks after release, and substantially all of the amortization expense is recognized within one year of purchase.
Property and Equipment
Property and equipment are stated at cost, net of accumulated depreciation. Expenditures that extend the life, increase the capacity, or improve the efficiency of property and equipment are capitalized, while expenditures for repairs and maintenance are expensed as incurred. Depreciation is recognized using the straight-line method over the following approximate useful lives:

Useful Life
Coin-counting kiosks and components	2 to 10 years
Redbox kiosks	5 years
Computers and software	3 - 5 years
Office furniture and equipment	5 - 7 years
Leased vehicles	3 - 6 years
Leasehold improvements	1 - 11 years

Internal-Use Software
We capitalize costs incurred to develop or obtain internal-use software during the application development stage. Capitalization of software development costs occurs after the preliminary project stage is complete, management authorizes the project, and it is probable that the project will be completed and the software will be used for the function intended. We expense costs incurred for training, data conversion, and maintenance, as well as spending in the post-implementation stage. A subsequent addition, modification or upgrade to internal-use software is capitalized only to the extent that it enables the software to perform a task it previously could not perform. The internal-use software is included in computers and software under property and equipment in our Consolidated Balance Sheets. We amortize the internal-use software based on the estimated useful life on a straight-line basis.
Intangible Assets Subject to Amortization
Our intangible assets subject to amortization are comprised primarily of retailer relationships acquired in connection with our acquisitions. We used expectations of future cash flows to estimate the fair value of the acquired retailer relationships. We amortize our intangible assets on a straight-line basis over their expected useful lives.
Goodwill
Goodwill represents the excess purchase price of an acquired enterprise or assets over the estimated fair value of identifiable net assets acquired. We assess goodwill for potential impairment at the reporting unit level on an annual basis as of November 30, or whenever an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. We may assess qualitative factors to make this determination, or bypass such a qualitative assessment and proceed directly to testing goodwill for impairment using a two-step process. Qualitative factors we may consider include, but are not limited to, macroeconomic conditions, industry conditions, the competitive environment, changes in the market for our products and services, regulatory and political developments, entity specific factors such as strategies and financial performance. If, after completing such assessment, it is determined more likely than not that the fair value of a reporting unit is less than its carrying value, we proceed to a two-step impairment test, whereby the first step is comparing the fair value of a reporting unit with its carrying amount, including goodwill. If the fair value of a reporting unit exceeds its carrying amount, goodwill of the reporting unit is considered not impaired and the second step of the test is not performed. The second step of the impairment test is performed when the carrying amount of the reporting unit exceeds the fair value, then the implied fair value of the reporting unit goodwill is compared with the carrying amount of that goodwill. If the carrying amount of the reporting unit goodwill exceeds the implied fair value of that goodwill, an impairment loss shall be recognized in an amount equal to the excess. For additional information see Note 6: Goodwill and Other Intangible Assets.
Lives and Recoverability of Equipment and Other Long-Lived Assets
We evaluate the estimated remaining life and recoverability of equipment and other assets, including intangible assets subject to amortization, whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. Factors that would indicate potential impairment include, but are not limited to, significant decreases in the market value of the long-lived asset(s), a significant change in the long-lived asset’s use or physical condition, and operating or cash flow losses associated with the use of the long-lived asset. When there is an indication of impairment, we prepare an estimate of future, undiscounted cash flows expected to result from the use of the asset and its eventual disposition to test recoverability. If the sum of the future undiscounted cash flow is less than the carrying value of the asset, it indicates that the long-lived asset is not recoverable, in which case we will then compare the estimated fair value to its carrying value. If the estimated fair value is less than the carrying value of the asset, we recognize the impairment loss and adjust the carrying amount of the asset to its estimated fair value.
Income Taxes
Deferred income taxes are provided for the temporary differences between the financial reporting basis and the tax basis of our assets and liabilities and operating loss and tax credit carryforwards. We record a valuation allowance to reduce deferred tax assets to the amount expected to more likely than not be realized in our future tax returns. Deferred tax assets and liabilities and operating loss and tax credit carryforwards are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences and operating loss and tax credit carryforwards are expected to be recovered or settled.
We assess our income tax positions and record tax benefits for all years subject to examination based upon management’s evaluation of the facts, circumstances and information available at the reporting date. For those tax positions where it is more likely than not that a tax benefit will be sustained, we have recorded the largest amount of tax benefit with a greater than 50% likelihood of being realized upon ultimate or effective settlement with a taxing authority that has full knowledge of all relevant information. For those income tax positions where it is not more likely than not that a tax benefit will be sustained, no tax benefit has been recognized in the financial statements. When applicable, associated interest and penalties have been recognized as a component of income tax expense. See Note 11: Income Taxes.
Taxes Collected from Customers and Remitted to Governmental Authorities
We account for tax assessed by a governmental authority that is directly imposed on a revenue-producing transaction (i.e., sales, value added) on a net (excluded from revenue) basis.
Convertible Debt
In September 2009, we issued $200.0 million aggregate principal amount of 4% Convertible Senior Notes (the “Notes”). We have separately accounted for the liability and the equity components of the Notes based on the estimated fair value of the debt upon issuance. Since the early conversion events were not met as of December 31, 2012, the Notes were reported as long-term debt in our Consolidated Balance Sheets. For additional information see Note 8: Debt and Other Long-Term Liabilities.
Loss Contingencies
We accrue estimated liabilities for loss contingencies arising from claims, assessments, litigation and other sources when it is probable that a liability has been incurred and the amount of the claim assessment or damages can be reasonably estimated. We believe that we have sufficient accruals to cover any obligations resulting from claims, assessments or litigation that have met these criteria.
Revenue Recognition
We recognize revenue as follows:

•
Redbox—Revenue from movie and video game rentals is recognized ratably over the term of a consumer’s rental transaction. Revenue from a direct sale out of the kiosk of previously rented movies or video games is recognized at the time of sale. On rental transactions for which the related movie or video game has not yet been returned to the kiosk at month-end, revenue is recognized with a corresponding receivable recorded in the balance sheet, net of a reserve for potentially uncollectible amounts. We record revenue net of refunds and applicable sales taxes collected from consumers.

•
Coin—Revenue from a coin-counting transaction, which is collected from either consumers or card issuers (in stored value product transactions), is recognized at the time the consumers’ coins are counted by our coin-counting kiosks. Our revenue represents the fee charged for coin-counting transactions.

•
New Ventures—New Ventures revenue is recognized when the sale of product or service transaction through our new concept kiosks is completed. Consumers either pay cash or use credit or debit cards when they purchase products or services from our New Venture segment. Our New Venture segment currently offers coffee, refurbished electronics, beauty samples, and photo services to our consumers.

Fees Paid to Retailers
Fees paid to retailers relate to the amount we pay our retailers for the benefit of placing our kiosks in their stores and their agreement to provide certain services on our behalf to our consumers. The fee is generally calculated as a percentage of each coin-counting transaction or as a percentage of our net movie or video game rental revenue and is recorded in our Consolidated Statements of Comprehensive Income within the direct operating expenses. The fee arrangements are based on our negotiations and evaluation of certain factors with the retailers such as total revenue, long-term non-cancelable contracts, installation of our kiosks in high traffic and/or urban or rural locations, co-op marketing incentives, or other criteria.
Advertising
Advertising costs, which are included as a component of marketing expenses, are expensed as incurred and totaled $13.5 million, $15.9 million and $15.4 million in 2012, 2011 and 2010, respectively.
Research and Development
Costs incurred for research and development activities are expensed as incurred.
Foreign Currency Translation
The functional currencies of our international subsidiaries are the British pound Sterling for our subsidiary Coinstar Limited in the United Kingdom, Canadian dollar for Coinstar International and Redbox Canada GP, and the Euro for our subsidiaries Coinstar Money Transfer and Coinstar Ireland Limited. We translate assets and liabilities related to these operations to U.S. dollars at the exchange rate in effect at the date of the Consolidated Balance Sheets; we convert revenues and expenses into U.S. dollars using average exchange rates. Translation gains and losses are reported as a separate component of accumulated other comprehensive loss.
Share-Based Payments
We measure and recognize expense for all share-based payment awards granted, including employee stock options and restricted stock awards, based on the estimated fair value of the award on the grant date. We utilize the Black-Scholes-Merton (“BSM”) valuation model for valuing our stock option awards and the determination of the expenses.
The use of the BSM valuation model to estimate the fair value of stock option awards requires us to make judgments on assumptions regarding the risk-free interest rate, expected dividend yield, expected term and expected volatility over the expected term of the award. The assumptions used in calculating the fair value of share-based payment awards represent management’s best estimates at the time they are made, but these estimates involve inherent uncertainties and the determination of expense could be materially different in the future.
We amortize share-based payment expense on a straight-line basis over the vesting period of the individual award with estimated forfeitures considered. Vesting periods are generally four years. Shares to be issued upon the exercise of stock options will come from newly issued shares. The expense related to restricted stock granted to movie studios as part of license agreements is adjusted based on the number of unvested shares and market price of our common stock each reporting period.
Share-based payment expense is only recognized on awards that ultimately vest. Therefore, we have reduced the share-based payment expense to be recognized over the vesting period for anticipated future forfeitures. Forfeiture estimates are based on historical forfeiture patterns. We review and assess our forfeiture estimates quarterly and update them if necessary. Any changes to accumulated share-based payment expense are recognized in the period of change. If actual forfeitures differ significantly from our estimates, our results of operations could be materially impacted. For additional information see Note 10: Share-Based Payments.
Fair Value of Financial Instruments
The carrying amounts for cash equivalents approximate fair value, which is the amount for which the instrument could be exchanged in a current transaction between willing parties. Our available-for-sale securities are marked to fair value on a quarterly basis. The fair value of our revolving line of credit approximates its carrying amount. For additional information see Note 18: Fair Value.
Accounting Pronouncements Adopted During the Current Year
In May 2011, the FASB issued ASU No. 2011-4, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS.” ASU 2011-4 was issued to achieve common fair value measurement and disclosure requirements between U.S. GAAP and International Financial Reporting Standards. ASU 2011-4 amends current fair value measurement and disclosure guidance to include increased transparency around valuation inputs and investment categorization. ASU 2011-4 was effective for fiscal years and interim periods beginning after December 15, 2011. Our adoption of ASU 2011-4 in the first quarter of 2012 did not have a material impact on our financial position, results of operations or cash flows.
In June 2011, the FASB issued ASU No. 2011-5, “Presentation of Comprehensive Income.” ASU 2011-5 allows an entity to have the option to present the total of comprehensive income, the components of net income and the components of other comprehensive income either in one continuous statement of comprehensive income or in two separate but consecutive statements. ASU No. 2011-5 does not change the items that must be reported in other comprehensive income, when an item of other comprehensive income must be reclassified to net income, the requirement to disclose the tax effect for each component of other comprehensive income or how earnings per share is calculated or presented. ASU 2011-5 was effective for fiscal years and interim periods beginning after December 15, 2011. In November 2011, the Board decided to defer the effective date of certain changes related to the presentation of reclassification adjustments. Our adoption of ASU 2011-5 in the first quarter of 2012 impacted our financial statement presentation only and did not have a material impact on our financial position, results of operation or cash flows.
Accounting Pronouncements Not Yet Effective
In July 2012, the FASB issued ASU No. 2012-2, “Intangibles—Goodwill and Other (Topic 350): Testing Indefinite-Lived Intangible Assets for Impairment.” ASU 2012-2 allows an entity to first assess qualitative factors to determine whether it is necessary to perform the quantitative impairment test for indefinite-lived intangible assets. An organization that elects to perform a qualitative assessment no longer is required to perform the quantitative impairment test for an indefinite-lived intangible asset if it is more likely than not that the asset is impaired. The ASU, which applies to all public, private, and not-for-profit organizations, is effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. We do not believe our adoption of ASU 2012-2 in the first quarter of 2013 will have a material impact on our financial position, results of operations or cash flows.

Reclassifications

We have reclassified certain results from the prior year to be consistent with our current year presentation. The reclassifications included in our Consolidated Statements of Comprehensive Income were as follows:

•	Presentation of the components of other comprehensive income before related tax effects with one amount shown for the aggregate income tax effect; and

•	Separate presentation of income or loss from equity method investments.
These reclassifications had no effect on our consolidated financial position, results of operations, or cash flows.
Revision of Previously Issued Financial Statements
Deferred Income Taxes
During the second quarter of 2012, we identified a $17.1 million adjustment related to the 2009 disposition of our entertainment services business. The adjustment was determined to be an immaterial error in the calculation of a worthless stock deduction which resulted in an overstatement of our noncurrent deferred income tax asset and income from discontinued operations, net of tax, in our 2009 year-end financial statements. We concluded that the error was not material to any of our prior period financial statements under the guidance of SEC Staff Accounting Bulletin (“SAB”) No. 99, Materiality primarily because it does not impact any known trends we consider meaningful. Although the error was and continues to be immaterial to prior periods, because of the significance of the out-of-period correction in the second quarter of 2012, we applied the guidance of SAB No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in the Current Year Financial Statements, and revised our prior period financial statements.
In addition to a decrease of $17.1 million in our retained earnings on March 31, 2012, and December 31, 2011, we have revised our 2009 year-end financial statements in the following tables:

	December 31, 2009
Dollars in thousands	As Reported	Adjustment	As Revised
Noncurrent deferred income tax assets	$99,195	$(17,113)	$82,082
Total assets	$1,222,799	$(17,113)	$1,205,686
Retained earnings	$50,971	$(17,113)	$33,858
Total equity	$412,391	$(17,113)	$395,278
Total liabilities and stockholder’s equity	$1,222,799	$(17,113)	$1,205,686

Dollars in thousands, except per share data	Year Ended December 31, 2009
	As Reported	Adjustment	As Revised
Income (loss) from discontinued operation, net of tax	$13,577	$(17,113)	$(3,536)
Basic earnings (loss) per share:
Continuing operations	$1.33	$—	$1.33
Discontinued operations	0.45	(0.56)	(0.11)
Basic earnings (loss) per share	$1.78	$(0.56)	$1.22
Diluted earnings (loss) per share:
Continuing operations	$1.31	$—	$1.31
Discontinued operations	0.45	(0.56)	(0.11)
Diluted earnings (loss) per share	$1.76	$(0.56)	$1.20

Business Combination
On June 22, 2012, Redbox acquired certain assets of NCR Corporation (“NCR”) related to NCR’s self-service entertainment DVD kiosk business (the “NCR Asset Acquisition”). The purchased assets included, among others, self-service DVD kiosks, content library, intellectual property, and certain related contracts, including with certain retailers. In consideration, Redbox paid NCR $100.0 million in cash and assumed certain liabilities of NCR related to the purchased assets.
We accounted for the NCR Asset Acquisition as a business combination. In accordance with US GAAP, the measurement period for our purchase price allocation ended as soon as information regarding our assessment of the quality and quantity of the kiosks acquired as well as certain facts and circumstances became available; such measurement period was not to exceed twelve months from the acquisition date. In our originally issued FY 2012 10-K, we included a preliminary purchase price allocation. During the second quarter of 2013, we obtained sufficient evidence regarding the quality and market value of the kiosks acquired (See Note 3: Business Combination) to finalize our purchase price allocation. As a result, we retroactively adjusted our purchase price allocation to increase the value assigned to such kiosks acquired by $14.8 million with a corresponding decrease to goodwill in the period in which the NCR Asset Acquisition occurred resulting in a corresponding change in our December 31, 2012 ending balances to our originally issued FY 2012 10-K.